FIRST AMENDMENT TO SECOND AMENDED AND
                           RESTATED WARRANT AGREEMENT

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED WARRANT AGREEMENT (the "Amendment") is made and entered into as of the 30th day of October, 1995 between PEOPLES TELEPHONE COMPANY, INC., a New York corporation (the "Issuer"), and CREDITANSTALT AMERICAN CORPORATION, a Delaware corporation
("Creditanstalt").

                              W I T N E S S E T H :

        WHEREAS, Creditanstalt and the Issuer made and entered into that certain Second Amended and Restated Warrant Agreement dated as of February 17, 1994 (the "Warrant Agreement") pursuant to which the Issuer has agreed to issue to Creditanstalt or an "Affiliate" (as defined in the Warrant Agreement) certain "Warrants" (as defined in the Warrant Agreement);

        WHEREAS, the Warrant Agreement provides for Series D Warrants to purchase an aggregate of 250,000 shares of Common Stock or Preferred Stock at an exercise price of $9.00 per share; and

        WHEREAS, the Warrant Agreement provides that the Issuer will bear the expenses of registration for three demand registrations requested by Warrant Holders; and

        WHEREAS, the Issuer has requested that Creditanstalt agree to reduce from three (3) to two (2) the number of demand registrations for which the Issuer is obligated to bear all expenses (other than underwriting discounts and commissions); and

        WHEREAS, in exchange for such amendment, Creditanstalt has requested that the exercise price of 200,000 Series D Warrants be reduced from $9.00 to $5.25 per Warrant; and

        NOW, THEREFORE, in consideration of the premises, the terms and conditions contained herein, and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

              i.              DEFINITIONS.  All capitalized terms used herein
                     and not expressly defined herein shall have the same respective meanings given to such terms in the Warrant Agreement.

              ii.             AMENDMENT OF DEFINITION OF "EXERCISE PRICE".  The
                     term "Exercise Price", as set forth in Section 1 of the Warrant Agreement, is hereby deleted in its entirety and the following definition is substituted in lieu thereof:

                     "EXERCISE PRICE" shall mean the exercise price of the
              Warrant which shall be: (a) $3.17 per warrant with respect to the Series A Warrants; (b) $8.00 per Warrant with respect to the Series B Warrants; (c) $9.33 per Warrant with respect to the Series C Warrants; (d) $9.00 per Warrant with respect to the Series D Warrants; and (e) $5.25 per Warrant with respect to the Series E Warrants."

              iii.            AMENDMENT OF DEFINITION OF "SERIES D WARRANTS".
                     The term "Series D Warrants, as set forth in Section 1 of the Warrant Agreement, is hereby deleted in its entirety and the following definition is substituted in lieu thereof:

                     "SERIES D WARRANTS" shall mean the stock purchase warrants issued pursuant to this Amended and Restated Warrant Agreement entitling the record holders thereof to purchase from the Issuer at the Warrant Office an aggregate of 50,000 shares of Common Stock or Preferred Stock (in the percentages and to the extent provided in Section 6(d) hereof and subject in each case to adjustment as provided in Section 12) at the Exercise Price at any time after the Closing Date and before 5:00 P.M., New York time, on the Expiration Date; individually, a "Series D Warrant"."

              iv.             NEW DEFINITION OF "SERIES E WARRANTS".  Section 1
                     of the Warrant Agreement is hereby amended by adding following the definition of "Series D Warrants" a new definition of "Series E Warrants" as follows:

                     "SERIES E WARRANTS" shall mean the stock purchase warrants issued pursuant to this Amended and Restated Warrant Agreement entitling the record holders thereof to purchase from the Issuer at the Warrant Office an aggregate of 200,000 shares of Common Stock or Preferred Stock (in the percentages and to the extent provided in Section 6(d) hereof and subject in each case to adjustment as provided in Section 12) at the Exercise Price at any time after the Closing Date and before 5:00 P.M., New York time, on the Expiration Date; individually, a "Series E Warrant"."

              v.              AMENDMENT OF DEFINITION OF "WARRANTS".  The term
                     "Warrants", as set forth in Section 1 of the Warrant Agreement, is hereby deleting in its entirety and the following definition is substituted in lieu thereof:

                     "WARRANTS" shall mean the Series A Warrants, Series B
              Warrants, Series C Warrants, Series D Warrants, and Series E Warrants, collectively; individually, a "Warrant".

              vi.             AMENDMENT OF SECTION 15(b).  Section 15(b) of the
                     Warrant Agreement is hereby amended by deleting the number "three (3)" from the fourth line of Section 15(b) and substituting in lieu thereof the number "two (2)".

              vii.            AMENDMENT OF SECTION 16.  Section 16 of the
                     Warrant Agreement is hereby amended as follows: delete from line seven of Section 16 the number "three (3)" and substitute in lieu thereof the number "two (2)"; delete from line ten of Section 16 the phrase "'three (3)'" and substitute in lieu thereof the phrase "'two (2)'"; and delete from line eleven of Section 16 the phrase "'four
                     (4)'" and substitute in lieu thereof the phrase "'three
                     (3)'".

              viii.           AMENDMENT OF EXHIBIT A.  Exhibit A of the Warrant
                     Agreement is hereby amended by deleting in its entirety the bracketed language in the first line of the legend on the first page of the Warrant Certificate and substituting in lieu thereof the following: "[Series A//Series B//Series C//Series D//Series E]" and by deleting in its entirety the bracketed language in line ten of the Warrant Certificate and substituting in lieu thereof the following:
                     "[$3.17//$8.00//$9.33//$9.00//$5.25]".

              ix.             ISSUANCE AND REGISTRATION OF WARRANTS.  The Issuer
                     hereby agrees to issue and deliver to Creditanstalt or, at the option of Creditanstalt, an Affiliate thereof, new Warrant Certificates evidencing the outstanding Series D Warrants and Series E Warrants as hereby amended. Upon receipt of such new Warrant Certificates, Creditanstalt shall deliver to the Issuer for cancellation the old Warrant Certificates for Series D Warrants. On the date hereof, the Issuer shall register the new Warrant Certificates in the Warrant Register in the name of Creditanstalt or an Affiliate thereof as the case may be.

              x.              RESTATEMENT OF REPRESENTATIONS AND WARRANTIES.

                                       (i)              Issuer hereby reaffirms
                                              each and every representation and
                                              warranty heretofore made under or
                                              in connection with the execution
                                              and delivery of the Warrant
                                              Agreement (including, without
                                              limitation, those representations
                                              and warranties set forth in
                                              Section 2 of the Warrant
                                              Agreement), as such
                                              representations and warranties are
                                              amended in Section 10(b) and (c)
                                              of this Amendment, as fully as
                                              though such representations and
                                              warranties have been made on the
                                              date hereof and with specific
                                              reference to this Amendment.

                                       (ii)   Solely with respect to Section
                                              2(d) of the Warrant Agreement,
                                              Issuer has authorized capital
                                              stock consisting of 25,000,000
                                              shares of Common Stock, par value
                                              $.01 per share, of which as of
                                              October 15, 1995, not less than
                                              16,202,977 shares were issued and
                                              outstanding, and 5,000,000 shares
                                              of Preferred Stock, $.01 par
                                              value, 100,000 shares of which are
                                              designated as Series A Preferred
                                              Stock, none of which are issued
                                              and outstanding, 600,000 shares of
                                              which are designated as Series B
                                              Preferred Stock, none of which are
                                              issued and outstanding, and
                                              160,000 shares of Series C
                                              Preferred Stock, $.01 par value,
                                              of which as of the date hereof, at
                                              least 150,000 shares of which were
                                              issued and outstanding.

                                       (iii)            Solely with respect to
                                              Section 2(e) of the Warrant
                                              Agreement, no holder of securities
                                              of the Issuer has any right to the
                                              registration of such securities
                                              under the Securities Act except
                                              (i) as set forth on SCHEDULE J to
                                              the Warrant Agreement and (ii) as
                                              provided for in that certain
                                              Registration Rights Agreement,
                                              dated as of July 19, 1995 among
                                              the Issuer, UBS Partners, Inc.,
                                              and Appian Capital Partners,
                                              L.L.C.

              xi.             EFFECT OF AMENDMENT.  Except as expressly set
                     forth hereinabove, the Warrant Agreement shall remain in full force and effect as originally written, and shall constitute the legal, valid, binding and enforceable obligation of Issuer to Creditanstalt, and Issuer hereby restates, ratifies and reaffirms each and every term and condition set forth in the Warrant Agreement, as amended hereby, effective as of the date hereof.

              xii.            COUNTERPARTS.  This Amendment may be executed in
                     any number of counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute one and the same instrument.

              xiii.           SUCCESSORS AND ASSIGNS.  This Amendment shall be
                     binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto.

              xiv.            SECTION REFERENCES.  Section titles and references
                     used in this Amendment shall be without substance and meaning or content of any kind whatsoever and are not a part of the agreement among the parties hereto evidenced hereby.

              xv.             FURTHER ASSURANCES.  Issuer agrees to take such
                     further action as Creditanstalt shall reasonably request in connection herewith evidencing the Amendment herein contained to the Warrant Agreement.

              xvi.            GOVERNING LAW.  This Amendment shall be governed
                     by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of laws.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers, effective as of the date and year first above written.

                              "Issuer"

                              PEOPLES TELEPHONE COMPANY, INC.

                              By:_______________________________________________
                                 Robert D. Rubin
                                 President

                              Attest:___________________________________________
                                         Francis J. Harkins
                                         Secretary

                                       [CORPORATE SEAL]

                              "Creditanstalt"

                              CREDITANSTALT AMERICAN CORPORATION

                              By:_______________________________________________
                                 Robert M. Biringer
                                 Senior Vice President

                              By:_______________________________________________
                                 Joseph P. Longosz
                                 Vice President